Exhibit 10.16
EXECUTION VERSION
CONSENT TO GRANT OF REGISTRATION RIGHTS AND
AMENDMENT TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
     This Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement (this “Consent and Amendment”) is entered into this 7th day of November, 2006, by and among Cardica, Inc., a Delaware corporation (the “Company”), and the stockholders set forth on Exhibit A hereto (the “Stockholders”).
     Whereas, the Stockholders and certain other holders of common stock of the Company have certain registration rights (the “Existing Rights”) pursuant to Section 2 of that certain Amended and Restated Investor Rights Agreement entered into as of August 19, 2003, by and among the Company, the Stockholders and the other holders of the Company’s capital stock named therein (as amended to date, the “Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Rights Agreement;
     Whereas, Section 2.11 of the Rights Agreement provides that any provision of Section 2 of the Rights Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding;
     Whereas, Section 2.12 of the Rights Agreement provides that, except in limited circumstances, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders under the Rights Agreement;
     Whereas, the Stockholders are the Holders of at least a majority of the Registrable Securities currently outstanding;
     Whereas, the Company intends to grant registration rights to Guidant Investment Corporation, a California corporation (including its successor in interest and affiliates, “Guidant”), that would require an amendment to Section 2 the Rights Agreement and the consent required by Section 2.12 of the Rights Agreement; and
     Whereas, to enable the Company to consummate the transactions contemplated with Guidant, the Stockholders desire to consent to the granting of registration rights to Guidant, and the Company and the Stockholders desire to amend the Rights Agreement as provided herein.
     Now, Therefore, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Consent and Amendment, intending to be legally bound, agree as follows:

     1. Consent to Grant of Registration Rights. The Stockholders, on behalf of all Holders of Registrable Securities, hereby consent, pursuant to Sections 2.11 and 2.12 of the Rights Agreement, to the granting of the registration rights to Guidant as set forth in the Registration Rights Agreement in substantially the form attached hereto as Exhibit B.
     2. Amendments to Rights Agreement.
     (a) Amendments to Section 2.2(b). Section 2.2(b) of the Rights Agreement is hereby amended to read in its entirely as follows:
“If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders and the Registration Rights Agreement Holders (as defined below), who are entitled to include shares in such registration pursuant to Section 2.3 of the Registration Rights Agreement (as defined below) on a pro rata basis based on the number of Piggyback Registrable Securities (as defined below) held by all such Holders (including the Initiating Holders) and Registration Rights Agreement Holders. Any Piggyback Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. For purposes of this Agreement, “Registration Rights Agreement” shall mean that certain Registration Rights Agreement by and between the Company and Guidant Investment Corporation dated as of November 7, 2006, “Registration Rights Agreement Holders” shall mean all “Holders” as defined Registration Rights Agreement, and “Piggyback Registrable Securities” shall mean Registrable Securities under this Agreement and all Registrable Securities as defined in the Registration Rights Agreement.”
     (b) Amendments to Section 2.3. Section 2.3(a) of the Rights Agreement is hereby amended and restated to read in its entirety as follows:

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“Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (or, in the case of a registration statement initiated by shareholders of the Company, the underwriter selected by such shareholders that is reasonably acceptable to the Company). Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated (a) in the case of a registration statement initiated by the Company for any offering of shares by the Company, first, to the Company; second, to the Holders and Registration Rights Agreement Holders on a pro rata basis based on the total number of Piggyback Registrable Securities (as defined below) held by the Holders and Registration Rights Agreement Holders; and third, to any other shareholder of the Company (other than a Holder or a Registration Rights Agreement Holder) on a pro rata basis and (b) in the case of a registration statement initiated by the Registration Rights Agreement Holders, first, to the Registration Rights Agreement Holders on a pro rata basis based on the total number of Registrable Securities (as defined in the Registration rights Agreement) held by the Registration Rights Agreement Holders; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any other shareholder of the Company (other than a Holder or Registration Rights Agreement Holder) on a pro rata basis. In the case of a registration initiated by the Company for the sale of shares by the Company, no such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders and the selling Registration Rights Agreement Holders included in the registration below twenty percent (20%) of the total amount of securities included in such registration. Notwithstanding the foregoing or anything herein to the contrary, in no event will shares of any Holder be included in such registration if such registration is a registration pursuant to Section 2.2 of the Registration Rights Agreement and such inclusion would reduce the number of shares which may be included by Registration Rights Agreement Holders without the written consent of Registration Rights Agreement Holders of not less than a majority of the Registrable Securities (as defined in the Registration Rights Agreement) proposed to be sold in the offering. Additionally, in no event will shares of any other selling shareholder, other than the Registration Rights Agreement Holders as set forth above, be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders

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of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.”
     3. No Other Amendment. Except as modified by this Consent and Amendment, the Rights Agreement shall remain in full force and effect in all respects without any modification. By executing this Consent and Amendment below, the Company and the Stockholders certify that this Consent and Amendment has been executed and delivered in compliance with the terms of Sections 2.11 and 2.12 of the Rights Agreement. This Consent and Amendment shall become effective when executed and delivered by the Stockholders and the Company as provided under Sections 2.11 and 2.12 of the Agreement.
     4. Counterparts. This Consent and Amendment may be executed in counterparts (including by facsimile or portable document format (.PDF)), each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.
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     In Witness Whereof, the undersigned have executed this Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement as of the date first written above.

COMPANY: Cardica, Inc.
By:	/s/ Bernard Hausen
Bernard Hausen, M.D., Ph.D.

     In Witness Whereof, the undersigned have executed this Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement as of the date first written above.

STOCKHOLDERS:

Guidant Investment Corporation

By:	/s/ Lawrence J. Knopf

Print Name:	Lawrence J. Knopf
Print Title:	Vice President – Legal and Secretary

     In Witness Whereof, the undersigned have executed this Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement as of the date first written above.

STOCKHOLDERS:

Allen & Company Incorporated

By:	/s/ Kim M. Wieland

Print Name:	Kim M. Wieland
Print Title:	Chief Financial Officer

     In Witness Whereof, the undersigned have executed this Consent to Grant of Registration Rights and Amendment to Amended and Restated Investor Rights Agreement as of the date first written above.

STOCKHOLDERS:

Sutter Hill Ventures, a California Limited Partnership

By:	/s/ William H. Younger, Jr.

Print Name:	William H. Younger, Jr.
Print Title:	Managing Director of the General Partner

Sutter Hill Entrepreneurs’ Fund (AI), L.P.

By:	/s/ William H. Younger, Jr.

Print Name:	William H. Younger, Jr.
Print Title:	Managing Director of the General Partner

Sutter Hill Entrepreneurs’ Fund (QP), L.P.

By:	/s/ William H. Younger, Jr.

Print Name:	William H. Younger, Jr.
Print Title:	Managing Director of the General Partner

Exhibit A
STOCKHOLDERS
Guidant Investment Corporation
Allen & Company Incorporated
Sutter Hill Ventures, a California Limited Partnership
Sutter Hill Entrepreneurs’ Fund (AI), L.P.
Sutter Hill Entrepreneurs’ Fund (QP), L.P.

Exhibit B
REGISTRATION RIGHTS AGREEMENT